THE INDIA FUND, INC.
345 PARK AVENUE
NEW YORK, NEW YORK 10154

July 19, 2006

To Stockholders of The India Fund, Inc.:

The India Fund, Inc. (NYSE: IFN; the “Fund”) is conducting a rights offering to holders of its common stock (the “Offer”). To assist stockholders, certain frequently asked questions have been provided below. For further information, please refer to the Prospectus.

Q:	What are the terms of the Offer?

A:
You have received one right for each whole share of common stock that you held of record as of July 3, 2006. You need three rights to purchase one share at the subscription price. The rights are non-transferable. The subscription price is equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date the Offer expires.

Q:	When does the Offer expire?

A:
The Offer will expire at 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended. You will receive acknowledgement of participation by August 16, 2006, and shares will be delivered on August 23, 2006. For more information about relevant dates,please refer to page 3 of the Prospectus.

Q: How do I participate in the Offer?

A:
If you decide to participate in the Offer, you must instruct your broker before the expiration of the Offer on August 4, 2006. Your broker should have sent you all the information you need to subscribe for the Offer. For additional information, please refer to pages 21–23 of the Prospectus or call 1- 866-297-1264.

Q:	Where can I obtain the net asset value per share of The India Fund?

A:
The Fund updates its net asset value per share on a weekly basis. It is available by telephone toll-free at 1-866-297-1264. In an effort to provide more information to stockholders, the Fund’s net asset value per share will be made available daily between July 31, 2006 and August 4, 2006.

Q:	Can you provide an example of how the subscription price will be calculated?

A:
On July 14, 2006, the last reported sale price of a share of the Fund’s common stock on the New York Stock Exchange was $40.50, representing a 13.80% premium to the Fund’s net asset value per share of $35.59. Assuming the Offer expired at the close of business on July 14, 2006, the subscription price would have been $33.81. In this example, the subscription price would have been a 16.52% discount to the share price of the Fund’s common stock. Although the Fund’s shares have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund’s shares have in the past and may in the future trade at a discount to net asset value.

Q:	What is the minimum investment?

A:	There is no minimum investment required.

Q:	Is there a minimum holding period for any shares I purchase in the Offer?

A:	There is no minimum holding period for the shares purchased in the Offer.

Q:	Can I purchase additional shares after I have exercised all of the rights initially issued to me?

A:
Yes, this is called the over-subscription privilege. If some stockholders do not exercise all of the rights initially issued to them, any shares for which subscriptions have not been received will be offered to those stockholders who have exercised all of the rights initially issued to them and who wish to acquire additional shares. If stockholders wish to purchase additional shares, they should indicate to their broker how many shares they are willing to acquire through the over-subscription privilege. For more details, please refer to pages 20–21 of the Prospectus.

Q:	Where can I obtain more information about the Offer?

A:
Your broker is responsible for mailing the materials to you. For further information regarding the Offer, please read the Prospectus or contact Georgeson Shareholder Communications Inc., the Fund’s information agent, at 1-866-297-1264.

Q:	Where can I obtain more information about the Fund?

A:	The most current information about the Fund can be found in the Prospectus and the Fund’s annual report. You can obtain additional copies of these documents by calling 1-866-297-1264.

Sincerely,

Prakash Melwani	Punita Kumar-Sinha
Director and President	Chief Investment Officer and Portfolio Manager

Investing in the Fund’s common stock involves certain risks, including risks arising from investing in securities of Indian companies. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund. The information above is qualified in its entirety by reference to the Prospectus. Additional copies of the Prospectus can be obtained by calling 1-866-297-1264. You should carefully read the Prospectus before participating in the Offer.

(Continued on reverse)

Important Risk Disclosure

There is no assurance that the Fund will achieve its investment objective.

Dilution Risk.      Because the subscription price will be less than the net asset value per share, the Offer will result in an immediate dilution of the net asset value per share of all stockholders, and stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund.

Market Risk.     The value of your investment may fluctuate as stock markets fluctuate and the value of your Fund shares may be less than what you paid for them. You could lose money investing in the Fund.

Investing in India.     Investing in an emerging market such as India involves certain risks and special considerations not typically associated with investing in the securities of established U.S. companies, including: (i) greater political, economic and social uncertainty; (ii) significantly greater price volatility, substantially less liquidity and much smaller market capitalization of securities markets; (iii) less developed corporate disclosure and governance standards; (iv) greater difficulty in enforcing judgments; (v) restrictions on foreign investment and repatriation of capital; (vi) exchange control regulations; (vii) currency devaluations and exchange rate fluctuations; (viii) higher rates of inflation; (ix) greater governmental involvement in the economy; and (x) accounting, auditing and financial reporting standards in India differ from U.S. standards, so less information may be available to the Fund.

Illiquid Securities.     The Fund may invest up to 20% of its total assets in illiquid securities, for which there may be no or only a limited trading market, which may in turn result in abrupt and erratic price movements and delays and losses in reselling.

Concentration.     From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy, subjecting the Fund to greater risk of loss with respect to its portfolio securities.

Tax Status.     The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a treaty between India and Mauritius. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of certain taxes on the Fund by India, which would reduce the return to the Fund on its investments.

Interval Fund.     The Fund’s required semi-annual repurchases are likely to decrease the overall size of the Fund which could, among other things, increase the Fund’s expense ratio as the Fund’s assets decrease over time.

Non-Diversification Risk.     The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, is subject to greater risk of loss with respect to its portfolio securities.

Hedging.     The Fund is permitted to purchase and sell options, enter into financial futures contracts; enter into interest rate, currency, equity swap and related transactions; enter into securities transactions on a when-issued or delayed delivery basis; enter into repurchase agreements; sell securities short; and lend portfolio securities. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and the risks that the use of hedging could result in losses greater than if they had not been used.

The information in this document is qualified in its entirety by reference to the Prospectus.